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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 2005, in the Registration Statement (Amendment No. 2 to Form S-1 No. 333-121646) and related Prospectus of Sunesis Pharmaceuticals, Inc. for the registration of its common stock.

/s/  ERNST & YOUNG LLP

San Jose, California
April 26, 2005

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm